SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 13, 1997



                              OXFORD CAPITAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Nevada                        2-98747-D                    87-0421454
------------------            ---------------------          -------------------
(State or other               (Commission File No.)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



          4245 North Central Expressway, Suite 300, Dallas, Texas 75205
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (214) 520-0100



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

     (a)  Resignation of Independent Accounting Firm

          (i) Thomas Leger & Co. L.L.P. (the "principal accountants"), the independent accounting firm which audited the financial statements of the registrant during fiscal year 1996, declined to stand for re-election in such capacity on October 13, 1997.

          (ii) None of the principal accountant's reports on the financial statements of the registrant has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

          (iii) Not applicable.

          (iv) During the preceding two years and any subsequent interim period preceding their dismissal, the registrant had no disagreements with the principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

          (v) None of the kinds of events listed in paragraph (a)(1)(v)(A) through (D) of Regulation S-K Item 304 occurred during the two most recent fiscal years and any subsequent interim periods.

     (b)  Engagement of New Independent Accountants

          On October 13, 1997, the registrant's board of directors formally engaged Cheshier & Fuller, L.L.P. as its new principal accountants (the "new accounting firm") to audit the registrant's financial statements.

          The new accounting firm served as the principal accounting firm for certain subsidiaries acquired by the registrant during fiscal 1997 with respect to the financial statements of such subsidiaries for fiscal 1996. Other than its services in that regard, the registrant, during the two most recent fiscal years and any subsequent interim period prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          16.1 Letter  from  Thomas   Ledger  &  Co.  re  change  in  certifying
               accountant


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OXFORD CAPITAL CORP.




Date: October 14, 1997           By:  /s/ Robert Cheney
                                    -----------------------------------------
                                       Robert Cheney, President


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